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                                                                EXHIBIT 10.1.9.3

                                                                  EXECUTION COPY


                                 AMENDMENT No. 1

                            Dated as of April 2, 2002

                                       To

                                 LEASE AGREEMENT

                                     between

                      HAWKEYE FUNDING, LIMITED PARTNERSHIP,

                                    as Lessor

                                       and

                            NEWINGTON ENERGY, L.L.C.,


                                    as Lessee


This Amendment No. 1 has been manually executed in 40 counterparts, numbered consecutively from 1 through 40, of which this is No. ___. To the extent, if any, that this Amendment No. 1 constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this Amendment No. 1 may be created or perfected through the transfer or possession of any counterpart other than the original counterpart which shall be the counterpart identified as counterpart No. 1.

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        This Amendment No. 1 dated as of April 2, 2002 to Lease Agreement
("AMENDMENT NO. 1"), between HAWKEYE FUNDING, LIMITED PARTNERSHIP, a Delaware limited partnership ("LESSOR"), and NEWINGTON ENERGY, L.L.C., a Delaware limited liability company ("LESSEE"), amending the Original Lease referred to below.

        WHEREAS, Lessor and Lessee have heretofore entered into a Lease Agreement dated as of November 14, 2000 (the "ORIGINAL LEASE"); and

        WHEREAS, Lessor and Lessee wish to amend the Original Lease as hereinafter provided (the Original Lease, as amended hereby and as may hereafter be further amended, modified, supplemented or restated from time to time, the "LEASE");

        NOW, THEREFORE, in consideration of the premises and in order to induce Lessor to amend the Original Lease, the parties hereto agree as follows:

SECTION 1. DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Original Lease.

SECTION 2.   AMENDMENTS.  The Original Lease is hereby amended as follows:

     2.1 Paragraph (c) of Section 12 of the Original Lease is amended by deleting such paragraph and inserting the following in its place:

               "(c) In the event the Lessee exercises its right to terminate the lease of the Project pursuant to this Section 12 on the last day of the last month of the Extended Term or on any Basic Rent Payment Date during any Renewal Term or in the event a termination of the lease of the Project occurs pursuant to paragraph (a) of Section 14 hereof or the Lessee exercises its option under paragraph (e) of Section 13 to arrange for the Project to be sold and the date on which such termination occurs or such option is exercised is on or before the last day of the last month of the Extended Term or during any Renewal Term and the Lessee chooses to effect a sale pursuant to this
          Section 12:

               (i) if the Cash Proceeds are greater than the Adjusted Acquisition Cost, the Lessor shall pay to the Lessee the amount by which such Cash Proceeds exceed the Adjusted Acquisition Cost;

               (ii) if the Cash Proceeds are equal to or less than the Adjusted Acquisition Cost, but greater than or equal to the percentage of the Adjusted Acquisition Cost described under the heading "Column I" on Exhibit H hereto and for the periods described therein, the Lessee shall pay to the Lessor an amount equal to (A) the Adjusted Acquisition Cost less (B) the Cash Proceeds; and

               (iii) if the Cash Proceeds are less than the percentage of the Adjusted Acquisition Cost described under the heading "Column I" on Exhibit H hereto and for the periods described therein (or if there are no Cash Proceeds), the Lessee shall pay to the Lessor an amount equal to the sum

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                      of (A) the percentage of the Adjusted Acquisition Cost
                      described under the heading "Column II" on Exhibit H hereto and for the periods described therein and (B) the amount, if any, by which the residual value of the Project has been reduced by wear and tear in excess of that attributable to normal and proper use (the amount of such excess wear and tear to be such amount as the Lessor and the Lessee agree, or if no agreement is reached, the amount determined pursuant to the Appraisal Procedure)."

     2.2 Exhibit H to the Original Lease is amended by deleting such Exhibit and inserting the following Exhibit H to read in its entirety in the form attached hereto and made a part hereof as Annex I.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF LESSEE. Lessee hereby represents and warrants as follows:

     3.1 The execution, delivery and performance by Lessee of this Amendment No. 1 are within Lessee's power and authority, have been duly authorized by all necessary corporate action and do not contravene Lessee's certificate of formation or the operating agreement, any law, rule or regulation or any contractual restriction binding on or affecting Lessee.

     3.2 The representations and warranties of Lessee contained in the Original Lease, after giving effect to this Amendment No. 1, are and remain true and correct in all material respects on and as of the date of this Amendment No. 1 with the same effect as though such representations and warranties had been made on and as of such date, except to the extent such representations and warranties expressly relate specifically to an earlier date.

SECTION 4.   MISCELLANEOUS.

     4.1 Upon the effectiveness of Section 2 hereof: (a) each reference in the Lease to "this Agreement", "hereunder", "hereof" or words of like import referring to the Lease shall mean and be a reference to the Lease as amended hereby, and (b) each reference in any other related agreements to the "Lease", "thereunder", "thereof" or words of like import referring to the Lease, shall mean and be a reference to the Lease as amended hereby.

     4.2 Except as specifically amended above, the Lease shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     4.3 THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     4.4 This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the date first above written.


                         HAWKEYE FUNDING, LIMITED PARTNERSHIP

                         By Hawkeye Funding, Inc.,
                            its General Partner


                         By:
                            ----------------------------------------------------
                               Name:
                               Title:


                         NEWINGTON ENERGY, L.L.C.


                         By:
                            ----------------------------------------------------
                               Name:  Michael Madia
                               Title: Vice President and Chief Operating Officer

                                       -3-
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                                                                         ANNEX I

                                    EXHIBIT H

                            SECTION 12(C) PERCENTAGES

                 DATES             COLUMN I        COLUMN II
-------------------------          --------        ---------
07/01/2010  -  12/29/2010           10.50%           89.50%
12/30/2010  -  06/29/2011           11.00%           89.00%
06/30/2011  -  12/29/2011           11.51%           88.49%
12/30/2011  -  06/29/2012           12.06%           87.94%
06/30/2012  -  12/29/2012           12.63%           87.37%
12/30/2012  -  06/29/2013           13.23%           86.77%
06/30/2013  -  12/29/2013           13.86%           86.14%
12/30/2013  -  06/29/2014           14.52%           85.48%
06/30/2014  -  12/29/2014           15.21%           84.79%
12/30/2014  -  06/29/2015           15.94%           84.06%
06/30/2015  -  12/29/2015           16.70%           83.30%
12/30/2015  -  06/29/2016           17.51%           82.49%
06/30/2016  -  12/29/2016           18.35%           81.65%
12/30/2016  -  06/29/2017           19.24%           80.76%
06/30/2017  -  12/29/2017           20.17%           79.83%
12/30/2017  -  06/29/2018           21.15%           78.85%
06/30/2018  -  12/29/2018           22.18%           77.82%
12/30/2018  -  06/29/2019           23.27%           76.73%
06/30/2019  -  12/29/2019           24.41%           75.59%
12/30/2019  -  06/29/2020           25.62%           74.38%
06/30/2020  -  12/29/2020           26.88%           73.12%
12/30/2020  -  06/29/2021           28.22%           71.78%
06/30/2021  -  12/29/2021           29.63%           70.37%
12/30/2021  -  06/29/2022           31.12%           68.88%
06/30/2022                          33.13%           66.87%

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